SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2018
Basis of consolidation
(a)	Basis of consolidation

These consolidated financial statements include the accounts of the Company. All material intercompany transactions, balances, revenues, and expenses have been eliminated upon consolidation.

Subsidiaries are included in the consolidated financial results of the Company from the effective date of acquisition or control and up to the effective date of disposition or loss of control. Control is achieved when the Company has power over the investee, is exposed to or has rights to variable returns from its involvement with an investee, and has the ability to affect those returns through its power over the investee.

Great Panther Silver Limited is the ultimate parent entity of the group. At December 31, 2018, the principal subsidiaries of the Company, their geographic locations, and the ownership interests held by the Company, were as follows:

Name	Location	Ownership	Principal Activity
Mineral Mexicana el Rosario S.A. de C.V.	Mexico	100%	Mining company
Metálicos de Durango S.A. de C.V.	Mexico	100%	Mining services company
Minera de Villa Seca S.A. de C.V.	Mexico	100%	Mining services company
Coboro Minerales de México S.A. de C.V.	Mexico	100%	Exploration company
Great Panther Coricancha S.A.	Peru	100%	Exploration company
Great Panther Silver Peru S.A.C.	Peru	100%	Exploration company
Cangold Peru S.A.C.	Peru	100%	Exploration company
Great Panther Finance Canada Limited	Canada	100%	Financing company
Cangold Limited	Canada	100%	Exploration company
GP Finance International S.a.r.l.	Luxembourg	100%	Financing company

Basis of measurement
(b)	Basis of measurement

These consolidated financial statements have been prepared on the historical cost basis except for the following items in the statement of financial position:

•	Derivative financial instruments are measured at fair value;

•	Financial instruments at fair value through profit or loss are measured at fair value; and

•	Financial assets at fair value through other comprehensive income are measured at fair value.

Foreign currency translation
(c)	Foreign currency translation

These consolidated financial statements are presented in US dollars which is the Canadian parent company’s presentation currency and functional currency. The functional currency of eight of the Company’s subsidiaries is also the US dollars. The functional currency of two of the Company’s Mexican subsidiaries is the Mexican peso.

(i)	Transactions and balances

Foreign currency transactions are translated into the relevant functional currency using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at period-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in net income.

(ii)	Translation of subsidiary results into the presentation currency

The operating results and statements of financial position of the Company’s subsidiaries which have a functional currency that differs from the Company’s presentation currency are translated into the presentation currency as follows:

•	Assets and liabilities for each statement of financial position presented are translated at the closing rate at the date of the statement of financial position;

•
Income and expenses for each statement of comprehensive income are translated at average exchange rates, unless the average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the rate on the dates of the transactions; and

•	All resulting exchange differences are recognized as a separate component of equity.

On consolidation, exchange differences arising from the translation of the net investment in foreign entities are recognized in a separate component of equity, foreign currency translation reserve. When a foreign operation is sold, such exchange differences are recognized in net income as part of the gain or loss on sale.

Cash and cash equivalents
(d)	Cash and cash equivalents

Cash and cash equivalents include cash on hand, demand deposits, and money market instruments, with maturities from the date of acquisition of 90 days or less, which are readily convertible to known amounts of cash and are subject to insignificant changes in value. Transaction costs are expensed when incurred. Cash and cash equivalents are designated as financial assets at amortized cost.

Inventories
(e)	Inventories

Inventories consist of:

•
Ore stockpiles and concentrate inventories which are stated at the lower of weighted average cost and net realizable value. Costs include production costs and amortization and depletion directly attributable to the inventory production process. Net realizable value is the expected selling price for the finished product less the costs to put the product into saleable form and delivery to the selling location.

•
Materials and supplies inventory, which includes the cost of consumables used in operations are stated at the lower of weighted average cost and replacement cost which approximates net realizable value. Major spare parts and standby equipment are included in property, plant, and equipment when they are expected to be used over more than one period, if they can only be used in connection with an item of property, plant and equipment.

•	Silver bullion coins and bars are recorded at lower of cost and net realizable value.

Mineral properties, plant and equipment
(f)	Mineral properties, plant and equipment

(i)	Mineral properties

Mine development costs are capitalized if management determines that there is sufficient evidence to support probability of generating positive economic returns in the future. A mineral resource is considered to have economic potential when the technical feasibility and commercial viability of extraction of the mineral resource is demonstrable considering long-term metal prices. Therefore, prior to capitalizing such costs, management determines whether the following conditions have been met: there is a probable future benefit that will contribute to future cash inflows; the Company can obtain the benefit and control access to it; and the transaction or event giving rise to the benefit has already occurred.

In the event that the Company does not have sufficient evidence to support the probability of generating positive economic returns in the future, mine development costs are expensed to profit or loss. The Company expenses mine development costs for the San Ignacio Mine. In September 2015, the Company commenced expensing mine development costs for the Guanajuato Mine when the published Measured and Indicated Resources for the Guanajuato Mine represented less than twelve months of remaining production. Mine development costs incurred at the GMC includes expenditures associated with accessing mineral resources and gaining further information regarding the ore body, whether by means of ramp development, drilling or sampling.

Producing mineral properties acquired through business acquisitions are recognized at fair value on the acquisition date. Where applicable, the estimated cost of mine reclamation and remediation for the property is included in the cost of mineral properties.

(ii)	Plant and equipment

Plant and equipment is originally recorded at cost at the time of construction, purchase, or acquisition, and is subsequently measured at cost less accumulated amortization and impairment. Cost includes all costs required to bring the plant and equipment into a condition and location where it is capable of operating according to its intended use.

Costs incurred for major overhaul of existing equipment or infrastructure are capitalized as plant and equipment and are subject to amortization once they are commissioned. Costs associated with routine maintenance and repairs are charged to operations as incurred.

(iii)	Amortization and depletion

Plant and equipment is amortized using the straight-line method over the shorter of the estimated remaining life of the mine and the estimated remaining useful life of the asset. All other equipment, buildings and furniture and fixtures which do not relate directly to the mining operations are amortized over the useful life of the asset. Land is not amortized.

The following amortization rates are used by the Company for plant, equipment, buildings and furniture and fixtures which do not relate specifically to mining activities:

Computers	straight line over estimated useful life of 3 years

Furniture	straight line over estimated useful life of 5 years

Office	straight line over estimated useful life of 5 years

Software	straight line over estimated useful life of 3 years

Leasehold improvements	straight line over term of the lease

When assets are retired or sold, the costs and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is reflected in profit or loss.

Exploration and evaluation assets
(g)	Exploration and evaluation assets

(i)	Exploration properties

Exploration properties represent properties for which the Company has not yet performed sufficient exploration work to determine whether significant mineralization exists. Exploration properties are carried at the cost of acquisition and included in exploration and evaluation assets. Exploration expenditures incurred on such properties are expensed as incurred as exploration expenditures in profit or loss. Examples of exploration expenditures that are expensed under this policy include topographical, geological, geochemical and geophysical studies; exploratory drilling; trenching; and sampling. The Company considers its Coricancha, Santa Rosa, El Horcón, Plomo and Argosy projects to be in this category as at December 31, 2018, and consequently, expenses all costs associated with these projects as they are incurred.

(ii)	Evaluation properties

Evaluation properties represent properties for which the Company has identified a mineral resource of such quantity and grade or quality that it has reasonable prospects for economic extraction. A mineral resource is considered to have reasonable prospects for economic extraction when the Company has sufficient information to determine that extraction is viable and feasible at expected long-term metal prices. Expenditures made in relation to evaluating the technical feasibility and commercial viability of extracting a mineral resource are capitalized and included in exploration and evaluation assets. Evaluation expenditures include the costs of drilling, sampling and other costs related to defining and delineating the mineral deposit.

When the technical feasibility and commercial viability of the extraction of mineral resources associated with the Company’s evaluation properties are demonstrable and management has made a decision to proceed with development, the capitalized costs associated with evaluation assets are reclassified from exploration and evaluation assets to mineral properties. They are tested for impairment at that time.

(iii)	Amortization and depletion

Exploration and evaluation assets are not subject to depletion or amortization, but rather are tested for impairment when circumstances indicate that the carrying value may not be recoverable.

Leased assets
(h)	Leased assets

Leases in which the Company assumes substantially all risks and rewards of ownership are classified as finance leases. Finance leases are recognized at the lower of the fair value and the present value of the minimum lease payments at inception of the lease. Subsequent to initial recognition, the asset is accounted for in accordance with the accounting policy applicable to that asset. Other leases are operating leases and are recognized on a straight-line basis in the Company’s statement of comprehensive income.

Impairment of non-financial assets
(i)	Impairment of non-financial assets

Exploration and evaluation assets are tested for impairment when circumstances indicate that the carrying value may not be recoverable. When facts and circumstances suggest that the carrying amount of an asset exceeds its recoverable amount, the Company performs an impairment test by comparing the recoverable amount to the carrying amount of the relevant exploration and evaluation property. When the carrying value exceeds the recoverable amount of the relevant exploration and evaluation property, an impairment charge is recorded and the property is written down to its recoverable amount. In addition, exploration and evaluation assets are tested for impairment at the date they are transferred to mineral properties, plant and equipment.

The Company’s mineral properties, plant and equipment are reviewed for any indication of impairment at each financial reporting date or at any time if an indicator of impairment is considered to exist. If any such indicators exist, an estimate of the recoverable amount is undertaken, being the higher of an asset’s fair value less costs of disposal and the asset’s value in use. If the asset’s carrying amount exceeds its recoverable amount then an impairment loss is recognized in net income or loss for the period, and the carrying value of the asset on the statement of financial position is reduced to its recoverable amount. Fair value is determined as the amount that would be obtained from the sale of the asset in an arm’s length transaction between knowledgeable and willing parties. Fair value of mineral properties is generally determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset, including any expansion prospects, discounted by an appropriate pre-tax discount rate to arrive at a net present value.

Value in use is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its present form and from its ultimate disposal. Value in use is determined by applying assumptions specific to the Company’s continued use which includes future development. As such, these assumptions may differ from those used in calculating fair value.

In testing for indicators of impairment and performing impairment calculations, assets are grouped into cash-generating units, which are identified as the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets. The estimates of future discounted cash flows are subject to risks and uncertainties including estimated production, grades, recoveries, future metals prices, discount rates, exchange rates and operating costs.

Non-financial assets other than goodwill that have suffered an impairment are evaluated for possible reversal of the impairment whenever events or changes in circumstances indicate that the impairment may have reversed. When a reversal of a previous impairment is recorded, the reversal amount is adjusted for depreciation that would have been recorded had the impairment not been recorded.

Share-based compensation
(j)	Share-based compensation

Equity-settled share-based compensation arrangements such as the Company’s stock option plan, restricted share unit plan, and deferred share unit plan are measured at fair value at the date of grant and recorded within equity. The fair value at grant date of all share-based compensation is recognized as compensation expense over the vesting period, with a corresponding credit to shareholders’ equity. The amount recognized as an expense is adjusted to reflect share options forfeited. The Company estimates the fair value of share options granted using the Black-Scholes option pricing model.

Revenue recognition
(k)	Revenue recognition

The Company recognizes revenue from contracts with customers for the sale of metal concentrates at the point in time when it transfers control of the concentrates over to the customer, which occurs upon delivery, typically at a third party warehouse designated by the customer. Revenue is measured based on the market metal prices expected at time of settlement and estimates of the mineral content (by way of weights and assays), both of which are subject to adjustment until the final settlement date. At the end of each reporting period, the amounts receivable are marked to market using the most up-to-date market prices for the settlement. These variations between the sales price recorded at the initial recognition date and the actual final sales price recorded at the settlement date are caused by changes in market prices. The settlement receivable is recorded at fair value each period until final settlement occurs, with changes in fair value recorded as a component of revenue.

An adjustment is also made when the final mineral content is known, which is recognized in revenue. Revenue is also recorded net of treatment and refining charges of the counterparties under the terms of the relevant sales agreements.

Reclamation and remediation provisions
(l)	Reclamation and remediation provisions

The Company's mining and exploration activities are subject to various laws and regulations governing the protection of the environment. The Company recognizes the cost of future reclamation and remediation as a liability when: the Company has a legal or constructive obligation as a result of past events; it is probable that an outflow of resources will be required to settle the obligation; and a reasonable estimate of the obligation can be made. The liability is measured initially by discounting expected costs to the net present value using pre-tax rates and risk assumptions specific to the liability. The resulting cost is capitalized to the carrying value of the related assets, or expensed to profit or loss where there is no carrying value of the related assets. In subsequent periods, the liability is adjusted for accretion of the discount with the offsetting amount charged to the statement of comprehensive income as finance cost. Any change in the amount or timing of the underlying cash flows is adjusted to the carrying value of the liability, with the offsetting amount recorded as an adjustment to the reclamation and remediation provision cost included in mineral properties or exploration, evaluation and development expenses. Any amount charged to the carrying value of assets is depreciated over the remaining life of the relevant assets.

It is reasonably possible that the ultimate cost of remediation and reclamation could change in the future due to uncertainties associated with defining the nature and extent of environmental disturbance, the application of laws and regulations by regulatory authorities, changes in remediation technology and changes in discount rates. The Company reviews its reclamation and remediation provision at least annually and as evidence becomes available indicating that its expected reclamation and remediation costs may have changed. Any such changes in costs could materially impact the future amounts recorded as reclamation and remediation provision.

Financial instruments
(m)	Financial instruments

The Company’s financial instruments consist of cash and cash equivalents, short-term deposits, marketable securities, trade and other receivables, loan receivable, restricted cash, trade and other payables, as well as derivative instruments.

(i)	Classification

The Company determines the classification of its financial instruments at initial recognition. Upon initial recognition, a financial asset is classified as measured at: amortized cost, fair value through profit and loss (“FVTPL”), or fair value through other comprehensive income (loss) (“FVOCI”). The classification of financial assets is generally based on the business model in which a financial asset is managed and its contractual cash flow characteristics. A financial liability is classified as measured at amortized cost or FVTPL.

A financial asset is measured at amortized cost if it meets both of the following conditions and is not designated as FVTPL:

•	it is held within a business model whose objective is to hold assets to collect contractual cash flows; and

•	its contractual terms give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

A debt investment is measured at FVOCI if it meets both of the following conditions and is not designated as FVTPL:

•	it is held within a business model whose objective is achieved by both collecting contractual cash flows and selling financial assets; and

•	its contractual terms give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

An equity investment that is held for trading is measured at FVTPL. For other equity investments that are not held for trading, the Company may irrevocably elect to designate them as FVOCI. This election is made on an investment-by-investment basis.

All financial assets not classified as measured at amortized cost or FVOCI as described above are measured at FVTPL. This includes all derivative financial assets. On initial recognition, the Company may irrevocably designate a financial asset that otherwise meets the requirements to be measured at amortized cost or at FVOCI as at FVTPL if doing so eliminates or significantly reduces an accounting mismatch that would otherwise arise.

Financial liabilities are measured at amortized cost, unless they are required to be measured at FVTPL (such as instruments held for trading or derivatives) or the Company has elected to measure them at FVTPL.

(ii)	Measurement

Initial measurement

On initial recognition, all financial assets and financial liabilities are measured at fair value adjusted for directly attributable transaction costs except for financial assets and liabilities classified as FVTPL, in which case the transaction costs are expensed as incurred.

Subsequent measurement

The following accounting policies apply to the subsequent measurement of financial instruments:

Financial assets at FVTPL	These assets are subsequently measured at fair value. Net gains and losses, including any interest or dividend income, are recognized in profit or loss.
Financial assets at amortized cost
These assets are subsequently measured at amortized cost using the effective interest method.  The amortized cost is reduced by impairment losses.  Interest income, foreign exchange gains and losses and impairment are recognized in profit or loss.  Any gain or loss on derecognition is recognized in profit or loss.

Equity investments at FVOCI
These assets are subsequently measured at fair value.  Dividends are recognized as income in profit or loss unless the dividend clearly represents a recovery of part of the cost of the investment.  Other net gains and losses are recognized in OCI and are never reclassified to profit or loss.

Debt investments at FVOCI
These assets are subsequently measured at fair value.  Interest income is calculated using the effective interest rate method, foreign exchange gains and losses and impairment are recognized in profit or loss.  Other net gains and losses are recognized in OCI.  On derecognition, gains and losses accumulated in OCI are reclassified to profit or loss.

Impairment of financial instruments

The Company assesses at each reporting date whether there is objective evidence that a financial asset or a group of financial assets is impaired.

For financial assets measured at amortized cost, and debt investments at FVOCI, the Company applies the expected credit loss model. On adoption of the expected credit loss model there was no material adjustment.

Income taxes
(n)	Income taxes

Income tax is recognized in net income or loss except to the extent that it relates to items recognized directly in equity, in which case it is recognized directly in equity.

Current tax comprises the expected tax payable or receivable on the taxable income or loss for the year and any adjustment to the tax payable or receivable in respect of previous years. The amount of current tax payable or receivable is the best estimate of the tax amount expected to be paid or received that reflects uncertainty related to income taxes, if any. It is measured using tax rates enacted or substantially enacted at the reporting date.

Deferred tax assets and liabilities are determined based on differences between the financial statement carrying values of existing assets and liabilities and their respective income tax bases (temporary differences), and tax loss carry forwards. Deferred tax assets and liabilities are measured using enacted or substantively enacted tax rates expected to be in effect when the temporary differences are likely to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is included in net income in the period in which the change is substantively enacted. The amount of deferred tax assets recognized is limited to the amount that is, in management’s estimation, probable that future taxable profits will be available against which the asset can be utilized.

Deferred tax assets and liabilities are offset (i) when there is a legally enforceable right to set off current tax assets against current tax liabilities, (ii) when they relate to income taxes levied by the same taxation authority, and (iii) the Company intends to settle its current tax assets and liabilities on a net basis.

Earnings per share
(o)	Earnings per share

Earnings per share is calculated based on the weighted average number of shares outstanding during the period. The Company follows the treasury stock method for the calculation of diluted earnings per share. Under this method, dilution is calculated based upon the net number of common shares issued should “in-the-money” options and warrants be exercised and the proceeds be used to repurchase common shares at the average market price during the period. Dilution from convertible securities is calculated based on the number of shares to be issued after taking into account the reduction of the related after-tax interest expense.

Basic earnings per share is computed by dividing net income by the weighted average number of common shares outstanding during the reporting period. Diluted earnings per share is computed in a manner similar to basic earnings per share except that the weighted average shares outstanding are increased to include additional shares from restricted and deferred stock units and the assumed exercise of share options and warrants, if dilutive.

Segment reporting
(p)	Segment reporting

The Company has identified operating segments based on the internal reports that are reviewed and used by the Chief Executive Officer and the executive management team (the chief operating decision maker – “CODM”) in assessing performance and in determining allocation of resources. The CODM considers the business from both a geographic and product perspective and assesses the performance of the operating segments based on measures such as net property, plant and equipment, as well as operating results. All operating segments’ operating results are reviewed regularly by the Company’s senior management to make decisions about resources to be allocated to the segment and to assess its performance, and for which discrete financial information is available. The Company has determined operating segments based on this information.

Segment results that are reported to senior management include items directly attributable to a segment as well as those that can be allocated on a reasonable basis. Unallocated items are comprised mainly of corporate office expenses.

Accounting standards issued and adopted
(q)	Accounting standards issued and adopted

IFRS 15, Revenue from Contracts with Customers

In May 2014, the IASB issued a new IFRS 15 Revenue from Contracts with Customers (“IFRS 15”), which is effective for annual periods beginning on or after January 1, 2018, with earlier application permitted. The standard contains a single model that applies to contracts with customers and two approaches to recognizing revenue: at a point in time or over time. The model features a contract-based five-step analysis of transactions to determine whether, how much and when revenue is recognized. New estimates and judgmental thresholds have been introduced, which may affect the amount or timing of revenue recognized.

The Company adopted IFRS 15 on January 1, 2018, and applied this standard using the cumulative effect method. Under this method, the cumulative effect of applying IFRS 15 was recognized as of January 1, 2018 in opening retained earnings. The comparative information was not restated and continues to be reported under the old standard, IAS 18. The Company determined that the cumulative effect of applying IFRS 15 as of January 1, 2018 was $nil, as the point in time for the initial recognition of revenue of the Company's then-effective contracts with customers remained the same upon adoption of IFRS 15. Therefore, the Company did not change the recognition of revenue for any incomplete contracts with customers outstanding as at January 1, 2018.

The Company enters into contracts with customers for the sale of metal concentrates, typically of a one year duration.

As a result of the adoption of IFRS 15, the Company has changed its accounting policy for revenue recognition, which is set out in Note 3(k).

In the comparative period prior to the adoption of IFRS 15, the Company recognized revenue from sale of concentrates when it was probable that the economic benefits associated with the transaction would flow to the Company, the risks and rewards of ownership were transferred to the customer, and the amount of revenue could be reliably measured.

The adoption of IFRS 15 did not have a material effect on the consolidated financial statements at the date of adoption.

IFRS 9, Financial Instruments

In July 2014, the IASB issued the final version of IFRS 9 Financial Instruments (“IFRS 9”) which replaces IAS 39 Financial Instruments: Recognition and Measurement, and all previous versions of IFRS 9. The standard introduces new requirements for classification and measurement, impairment, and hedge accounting. New disclosure requirements are also required. IFRS 9 is effective for annual periods beginning on or after January 1, 2018.

The Company adopted this standard effective January 1, 2018. IFRS 9 allows for an exemption from restating prior periods in respect of the standard’s classification and measurement requirements. The Company has chosen to apply this exemption upon initial adoption, although it was determined that the adoption of IFRS 9 had no impact on the comparative period’s consolidated financial statements.

Upon the adoption of IFRS 9, the Company has changed its accounting policy for financial instruments as detailed in Note 3(m).

The Company completed a detailed assessment of its financial assets and liabilities as at January 1, 2018. The adoption of IFRS 9 has no quantitative impact on the Company’s financial instruments as at January 1, 2018. However, it has an impact on the classification of the Company’s financial instruments compared to the old standard IAS 39 as follows:

	Original classification	New classification
	IAS 39	IFRS 9
Financial Assets:
Cash and cash equivalents	Loans and receivables	Amortized cost
Short-term deposits	Loans and receivables	Amortized cost
Marketable securities	Available-for-sale	FVOCI
Trade accounts receivable	Loans and receivables	Amortized cost
Other receivables	Loans and receivables	Amortized cost
Loan receivable	Loans and receivables	Amortized cost
Derivative assets	FVTPL	FVTPL
Restricted cash	Loans and receivables	Amortized cost

Financial Liabilities:
Trade and other payables	Other liabilities	Amortized cost
Derivative liabilities	FVTPL	FVTPL

Accounting standards issued but not yet adopted
(r)	Accounting standards issued but not yet adopted

IFRS 16, Leases

In January 2016, the IASB issued IFRS 16 Leases (“IFRS 16”), which replaces IAS 17 Leases, and is effective for annual periods beginning on or after January 1, 2019. IFRS 16 sets out the principles for the recognition, measurement, presentation and disclosure of leases and requires lessees to account for all leases under a single on-balance sheet model similar to the accounting for finance leases under IAS 17. The standard includes two recognition exemptions for lessees: leases of ’low-value’ assets; and short-term leases. For those assets determined to meet the definition of a lease, at the commencement date, a lessee will recognize a liability to make lease payments and an asset representing the right to use the underlying asset during the lease term. Lessees will be required to separately recognize the interest expense on the lease liability and the depreciation expense on the right-of-use asset. IFRS 16 also requires lessees to make more extensive disclosures than under IAS 17.

In transitioning to IFRS 16, a lessee can choose to apply the standard using either a full retrospective or a modified retrospective approach. The standard’s transition provisions permit certain reliefs. The Company will apply IFRS 16 on January 1, 2019 using the modified retrospective approach, which means the cumulative impact of adoption will be recognized as at January 1, 2019 and the comparatives will not be restated. The Company will elect to use the exemptions proposed by the standard on lease contracts for which the lease terms ends within 12 months as of the date of initial application, and lease contracts for which the underlying asset is of low-value.

In 2018, the Company continued to progress its detailed impact assessment and implementation project of IFRS 16. Much of 2018 was spent focusing on reviewing contracts, evaluating the accounting impacts and identifying where key policy decisions were required. Work completed by the Company to date indicates IFRS 16 is expected to have a material effect on the consolidated financial statements by increasing the Company’s recognized assets and liabilities.

Based on the Company’s current assessment of the expected impact of IFRS 16, the Company expects that the adoption will result in the recognition of additional right of use assets and lease liabilities of approximately $1,000 to $1,300. These are related to the Company’s land easement and office leases.

The Company does not expect a material impact to the Consolidated Statements of Comprehensive Income (Loss) or the Consolidated Statements of Cash Flows. However, compared with the existing accounting for operating leases, the classification of expenses and cash flows will be impacted.